Exhibit 99.2

Polaris Industries Inc. April 18, 2012 First Quarter 2012 Earnings Results

2 Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2012 sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2011 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Note: Shares and per share information have been adjusted to give effect to the two-for-one stock split declared on July 20, 2011, payable on September 12, 2011 to shareholders of record on September 2, 2011.APRIL 2012

Scott Wine, CEO April 18, 2012 First Quarter 2012 Earnings Results

4 APRIL 2012 Q1 2012 Sales and Net Income Q1 Net Income ($ in millions) Q1 Sales ($ in millions) $47.3 Up 27% $60.1 Q1 2012 Q1 2011 Q1 2012 Q1 2011 Record 1st Quarter Sales and Net Income ORV Sales remained strong +30%; On-Road up 44% Earnings per Share up 27% to record $0.85 Operating Income dollars increased 32% to $91.5M, gross profit margins up 60 bps Up 25% $673.8 $537.2 Record First Quarter Sales, Net Income and EPS

5 APRIL 2012 Full Year 2012 Guidance $2,657 Up 10% to 13% $2,925 to $3,000 2011 Actual 2012 Guidance $3.20 Up 20% to 25% $3.85 to $4.00 Retail sales growth and market share gains continue to outpace industry Growth investment continues; acquisition integration on plan Commodity pressures moderating; remain manageable throughout the year Net Income projected up 20% to 25% On-going margin improvement expected from Monterrey & LEAN journey Diluted EPS planned to be up 20% to 25% to $3.85 - $4.00 2011 Actual 2012 Guidance Staying on Offense Total Company Sales (in millions) Diluted EPS

POLARIS

Strategic Objectives

Grow Sales to $5+ Billion by 2018
Expand Net Income Margins to 10% of Sales by 2018

3 – 5 Year Initiatives	Q1 2012 Progress
Best in Powersports PLUS *5-8% annual organic growth*	ORV retail sales & market share up solidly Victory retail growth & share gains continue Snow gained market share in down market
Growth through Adjacencies *$200 - $500M growth*	Military sales up significantly GEM & Goupil integration on track Business development remains active
Global Market Leadership *>25% of Polaris revenue*	International sales up 20% EMEA +15% and AP/LA +38% ORV gained market share again
Operations is Competitive Advantage *Op Ex drives > 200 bps operating margin improvement*	Gross profit margins up 60 bps Productivity improving Monterrey plant ramping, output on plan
Strong Financial Performance *Sustainable, profitable growth; Net income margin >9.5%*	Sales up 25% Net Income / EPS +27% Net income margin to 8.9%

Strategy Producing Excellent Results

APRIL 2012

6

Bennett Morgan, President & COO April 18, 2012 First Quarter 2012 Earnings Results

Retail Sales & N.A. Dealer Inventory 8 APRIL 2012 8 Polaris Q1 N.A. retail sales up 17%, demand remains strong ORV and Motorcycle industries improving – retail up low double digits % in Q1 N.A. ATV industry grew in Q1 2012 Polaris N.A. dealer inventory up 9% from 2011 ATV dealer inventory down 5% from 2011 Side-by-side inventory up due to continued strong retail demand Snowmobile inventory up, but manageable N.A. Retail Sales Remain Strong Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Units 2008 Actual 2009 Actual 2010 Actual 2011 Actual 2012 Actual North American Polaris Dealer Inventory Levels Q1 2012

#1 in ORV - Gained share in SxS and ATVs again New RANGER RZR® XP4 900 launched in January 2012 selling very well Dealer inventories up slightly from higher SxS shipments FY 2012 Guidance FY 2011 SXS SXS ATV ATV APRIL 2012 9 Best in Powersports Plus Off-Road Vehicles ORV Polaris Sales (in millions) N.A. ORV Retail Sales Q1 2012 #1 & Momentum Continues SXS SXS ATV ATV $388.0 Up low-double digits % +30% $504.6 Q1 2012 Q1 2011 Polaris Industry Up about 10% Up mid-twenties % +32% $1,822.3

10 APRIL 2012 Growth Through Adjacencies RANGER RZR – SW Sales slightly lower in Q1 2012 – timing of shipments - full year expected to increase Q1 Bobcat retail sales increased upper single digits % Co-development project on plan Dealer inventories at reasonable levels FY 2011 FY 2012 Bobcat Military Business Foundation in Place for Meaningful Growth Military Bobcat Strategic Alliance Expectations #1 in Ultra-Light military space Q1 2012 sales up approx. 60% - record shipment quarter Began shipping $54M multi-year TACOM contract for Afghan Military Continued strong order backlog for 2012 Expectations Bobcat Strategic Alliance FY 2011 FY 2012

+48% $280.0 FY 2012 Guidance FY 2011 APRIL 2012 11 Best in Powersports Plus Snowmobiles Snowmobiles Polaris Sales (in millions) Market Share Continues to Grow $8.9 Down midsingle digits % -48% $4.6 Q1 2012 Q1 2011 600 Pro RMK 155 600 Indy SP N.A. Snowmobile Retail Sales Season-Ending March 31, 2012 Down less than 5% Approx. flat Polaris #2 – strong market share gains for the season Dealer inventory up, but manageable Introduced 10 new MY ’13 snowmobiles 417 lbs RMK-PRO & Indy 600 N.A. dealer orders solid Strong international snow season + MY ’13 orders Polaris Industry

Best in Powersports Plus | On-Road Vehicles

On-Road Vehicles

- Victory retail sales up about 40% in Q1; gained share
- Indian integration and product development on track
- Dealer inventories up modestly from new model year shipments
- New Victory Hard-Ball™ & Judge™ began shipping in Q1
- GEM & Goupil unit sales growing; integration on track



MY'12 Indian Chief Vintage



New MY'13 Victory Judge™

Polaris Total On-Road Sales (millions)



$44.9
+44%
$64.7
+79%
$146.3
Up 40% – 50%
Q1 2011
Q1 2012
FY 2011
FY 2012 Guidance

N.A. Motorcycle Industry 1400cc+



Up about 40%
Up mid-teens %
Polaris
Industry

Victory Momentum Continues

APRIL 2012 12

13 Best in Powersports Plus PG&A $95.3 +5% $99.9 FY 2012 guidance FY 2011 Q1 2012 Q1 2011 +19% $408.2 Grow similar to the overall Company Maintain High Quality By Business Unit By Product Category APRIL 2012 Off-Road Vehicles 67% On-Road Vehicles 8% Other 6% Snow 19% Accessories 44% Parts 54% Apparel 2% 180+ new snowmobile accessories and garments introduced for MY 2013 ORV growth up 13%; International up 11% from Q1 2011 – offset weak Q1 snow PG&A due to poor snowfall PG&A Polaris PG&A Sales (millions) Q1 2012 PG&A Revenue

EMEA +15% LATIN AMERICA +6% ASIA PACIFIC +59% CORPORATE HEADQUARTERS POLARIS INTERNATIONAL SUBSIDIARIES 14 APRIL 2012 Global Market Leadership Profitable global growth of 20% On-Road / Victory sales up over 100% ORV up 15% Increased ORV market share – clear leader in Europe Strong snow season and MY’13 snow orders FY 2012 Guidance FY 2011 +39% $424.4 Up mid-double digits % ON-ROAD 16% SNOW 6% ORV 61% PG&A 17% Q1 2012 Growth by Region Q1 2012 International Sales by Product Investing for Future Growth Q1 2011 Q1 2012 $91.1 +20% $109.3 Polaris Sales (millions)

Q1 2011 Q1 2012 FY 2011 FY 2012 Guidance 15 Operational Excellence Q1 2012 Margins +0.6% -0.1% -0.2% -0.2% Gross Margin Operating Expense Other Non-Operating Expense Income Taxes/Other Q1 2011 Q1 2012 28.3% 28.9% 8.8% 8.9% +60 bps Gross margins remain strong driven by: Manufacturing realignment savings; increased volume; continued value engineering investment; higher selling prices from strong innovation Net income margin at record high – 8.9% for Q1 2012 Commodity pressures moderating but remained elevated from a year ago Productivity continued to improve; Monterrey plant savings accelerating Factory inventory up in Q1 due to higher demand, acquisitions and PG&A 27.9% Up to +100 bps First Quarter Gross and Net Income Margin Expansion Gross Margins Net Income as a Percent of Sales APRIL 2012

Mike Malone V.P. Finance & CFO April 18, 2012 First Quarter 2012 Earnings Results

17 APRIL 2012 2012 Full Year Guidance Product Line Sales Off-Road Vehicles Snowmobiles On-Road Vehicles PG&A International Total Company Sales Gross Margins Operating expenses Income Taxes Net Income EPS, Diluted Share Count METRIC GUIDANCE Expect Another Record Year Up low double digits % Down mid-single digits % Up 40% - 50% Similar to overall company Up mid double digits % Up 10% to 13% Expand up to 100 bps Down as a percent of sales 34.0% to 34.5% of pretax income Up 20% to 25% $3.85 - $4.00 (+20% to +25%) Approximately flat to 2011 Increased Decreased Unchanged / Narrowed

18 APRIL 2012 Gross Profit Margin Percentage Trends Actual Q1 2011 Actual Q1 2012 Full Year Guidance 2012 Prior Period 26.2% 28.3% 27.9% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Manufacturing realignment, net Warranty costs Tooling amortization Sales promotional costs Current period 28.3% 28.9% Up to 28.9% Change +210 bps +60 bps Up to 100 bps Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin %

19 Manufacturing Realignment Costs and savings projections largely unchanged Savings accelerating through 2012 Quality meeting or exceeding expectations Cost Charged to P&L (in millions) Anticipated Annualized savings upon completion FY 2012 anticipated savings Guidance $2 $34 Estimated Total Capital to Completion FY 2012 Guidance Project To-Date Q1 2012 Actual $1 $27 Estimated Total Project Costs FY 2012 Guidance Project To-Date Q1 2012 Actual $27 - $28 $3 - $4 $1 - $2 $35 - $36 Production & Savings Ramping as Expected APRIL 2012 (on plan) $30+ $12 - $15 Capital Expenditures (in millions) Savings (in millions)

20 APRIL 2012 Balance Sheet and Liquidity Profile $ In millions (except per share and interest rate data) Q1 2012 Fav/(UnFav) Q1 2011 2012 Full Year Guidance Cash $285.9 ($60.0) Increase from 2011 Debt $108.1 $91.9 Unchanged Credit Facility $350.0 ($100.0) Renewed to 2016 Factory Inventory $314.0 ($69.6) Decrease from 2011 by year-end Capital Expenditures $21.0 ($2.0) Similar to 2011 Depreciation & Amortization $16.8 ($2.0) Similar to 2011 Operating cash flow ($0.7) ($5.4) Increase over 2011 Dividend $0.37 per share $0.145 per share Increased to $1.48 (+64%) over 2011 Polaris Acceptance Receivables $602.8 ($109.9) Increase due to product mix Retail Credit – Approval Rate – Penetration Rate 56% 34% -1% pts -1% pts Stable Continued Strong Financial Position

Scott Wine, CEO April 18, 2012 First Quarter 2012 Earnings Results

22 APRIL 2012 End markets healthy and improving Industry-specific fundamental metrics are strongest in years On-Road and Off-Road Vehicles accelerating profitable global growth Snowmobile orders and market share gains point to stable 2012 Exploring opportunities to accelerate PG&A growth Wider economic risks remain, heightened in 2nd half Previous two years have seen U.S. GDP growth stagnate in third and fourth quarters Regulatory and pending tax issues could impact U.S. economy late in 2012 Proven ability to adapt and excel in spite of challenging conditions Firmly committed to calculated investment policy Robust balance sheet supports strategic growth initiatives, including M&A Innovative product and technology development remains high Actively managing risk Volatile commodity and currency markets monitored and managed Solidly performing platform for margin expansion poised to drive further results Maintaining Q1 momentum Staying on offense Excellent Start to 2012 Expect Another Record Year in 2012

23 APRIL 2012 Thank you. Q & A